Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation (“Company”), which will file with the Securities and Exchange Commission, Washington, D. C. (“Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (or any appropriate form then in effect), for the registration of shares of Common Stock of 50¢ par value of the Company for issuance pursuant to the J. C. Penney Company, Inc. 2014 Long-Term Incentive Plan and the J. C. Penney Company, Inc. 2014 Equity Inducement Award Plan, hereby constitutes and appoints Dennis Miller, Janet Dhillon and Edward Record, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said Registration Statement, which is about to be filed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto) (the “Registration Statement”) and to file said Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 21st day of May, 2014.

/s/ Myron E. Ullman, III___________________        /s/ Edward Record
Myron E. Ullman, III        Edward Record
Chief Executive Officer        Executive Vice President and Chief Financial Officer
(principal executive officer); Director    (principal financial officer)

/s/ Dennis Miller        /s/ Thomas Engibous
Dennis Miller        Thomas Engibous
Senior Vice President and Controller    Chairman of the Board; Director
(principal accounting officer)

/s/ Colleen Barrett        /s/ Kent Foster
Colleen Barrett        Kent Foster
Director        Director

/s/ Leonard Roberts         /s/ Stephen Sadove
Leonard Roberts        Stephen Sadove
Director    Director

/s/ Javier Teruel        /s/ Gerald Turner
Javier Teruel         Gerald Turner
Director    Director

/s/ Ronald Tysoe        /s/ Mary Beth West
Ronald Tysoe         Mary Beth West
Director    Director